UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

Histogen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36003	20-3183915
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10655 Sorrento Valley Road, Suite 200 San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

(858) 526-3100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	HSTO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders

Effective June 2, 2022, Histogen Inc. (the “Company”) effected a 1-for-20 reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding common stock, par value $0.0001 per share (“Common Stock”), by the filing of a Certificate of Amendment (the “Certificate”) with the Secretary of State of the State of Delaware pursuant to the Delaware General Corporation Law on June 1, 2022. The Reverse Stock Split became effective at 4:01 p.m. Eastern Time on June 2, 2022. As of the opening of the Nasdaq Capital Market on June 3, 2022, the Common Stock will trade on a Reverse Stock Split-adjusted basis.

On June 1, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders approved the Reverse Stock Split at a ratio ranging from 1-for-5 up to a ratio of 1-for-20, such ratio and the implementation and timing of such Reverse Stock Split to be determined by the Company’s Board of Directors. After the Annual Meeting on June 1, 2022, the Company’s Board approved the Reverse Stock Split at a ratio of 1-for-20 shares.

As a result of the Reverse Stock Split, every 20 shares of Common Stock issued and outstanding were automatically reclassified into one new share of common stock. The Reverse Stock Split did not modify any rights or preferences of the shares of Common Stock. Proportionate adjustments will be made to the exercise prices and the number of shares underlying the Company’s outstanding equity awards, as applicable, and warrants, as well as to the number of shares issued and issuable under the Company’s equity incentive plans. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the number of authorized shares of Common Stock or the par value of the Common Stock. The amount of the Company’s outstanding convertible preferred stock were not affected by the Reverse Stock Split. However, the number of shares of Common Stock into which the outstanding convertible preferred stock is convertible will be adjusted proportionately as a result of the Reverse Stock Split.

No fractional shares were issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split are entitled to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing trading price per share of the common stock (as adjusted for the Reverse Stock Split) on the Nasdaq Capital Market on the trading day immediately preceding the effective time of the reverse stock split.

The foregoing descriptions of the Certificate does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 1, 2022, the Company held its Annual Meeting.  The following is a brief description of each matter submitted to a vote at the virtual Annual Meeting held on June 1, 2022, as well as the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable. For more information about these proposals, please refer to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2022.

There were present, in person or by proxy, a total of 26,621,044 shares of Common Stock and Preferred Stock, or approximately 48.45% of the voting power of the Company’s Common Stock and Preferred Stock issued and outstanding and entitled to vote at the Annual Meeting.  Certain matters submitted to a vote of stockholders at the Annual Meeting were approved as described below.

Proposal No. 1: Election of Class III Directors

Steven J. Mento, Ph.D., David H. Crean, Ph.D. and Brian M. Satz were elected to serve as Class III directors until the 2025 Annual Meeting of Stockholders. Dr. Mento received 10,414,431 votes for and 596,311 votes withheld, Dr. Crean received 10,417,086 votes for and 593,656 votes withheld and Mr. Satz received 10,347,817 votes for and 662,925 votes withheld. There were 10,610,302 broker non-votes regarding the election of directors.

Proposal No. 2: Approve the Reverse Stock Split

Stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock, within a range, as determined by the Company’s board of directors, of one new share for every five (5) to twenty (20) (or any number in between) shares outstanding.  The results of the voting included 98,295,033 votes for, 7,494,632 votes against and 271,379 votes abstained. There were no broker non-votes regarding this proposal.

Proposal No. 3: Ratify Selection of Auditors

Stockholders ratified the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the voting included 20,715,745 votes for, 598,069 votes against and 307,230 votes abstained. There were no broker non-votes regarding this proposal.

Proposal No. 4: Advisory (Non-Binding) Vote on Executive Compensation

Stockholders approved, on a non-binding advisory basis, the executive compensation paid to the Company’s named executive officers.  The results of the voting included 9,730,381 votes for, 757,413 votes against and 522,948 votes abstained. There were 10,610,302 broker non-votes regarding this proposal.

Item 8.01Other Events.

On June 1, 2022, the Company issued a press release announcing the Reverse Stock Split.  A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibits
3.1	Certificate of Amendment, filed June 1, 2022
99.1	Press Release, dated June 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Histogen Inc.

Date: June 2, 2022	By:	/s/ Susan A. Knudson
Name: Susan A. Knudson
Title: Executive Vice President and Chief Financial Officer

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